Exhibit 10.2.2

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of September 17, 2021 by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SVB, as a lender, (c) SVB INNOVATION CREDIT FUND VIII, L.P., a Delaware limited partnership (“SVB Capital”), as a lender (SVB and SVB Capital and each of the other “Lenders” from time to time a party to the Loan Agreement (as defined below) are referred to herein collectively as the “Lenders” and each individually as a “Lender”), (d) HUMACYTE, INC., a Delaware corporation (f/k/a Alpha Healthcare Acquisition Corp.) (“Humacyte”), and (e) HUMACYTE GLOBAL, INC., a Delaware corporation (f/k/a Humacyte, Inc.) (together with Humacyte, each individually and collectively, jointly and severally, “Borrower”).

RECITALS

A.Agent, Lenders, and Borrower have entered into that certain Loan and Security Agreement dated as of March 30, 2021, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 30, 2021, and as supplemented by that certain Joinder to Loan and Security Agreement dated as of the date hereof (the “Joinder Agreement”) (such Loan and Security Agreement as so amended and supplemented, and as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).  Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.Borrower has requested that Agent and Lenders amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

C.Agent and Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1All references to “HUMACYTE, INC.” in the Loan Documents entered into prior to the date of this Amendment hereafter mean and refer to “HUMACYTE GLOBAL, INC.”.  For the avoidance of doubt, all references to “HUMACYTE, INC.” in the Joinder Agreement (and in any other Loan Document entered into on or after the date of this Amendment) mean and refer to “HUMACYTE, INC. (f/k/a Alpha Healthcare Acquisition Corp.)”.

2.2All references to “ALPHA HEALTHCARE ACQUISITION CORP.” in the Loan Documents (whether entered into prior to, on or after the date of this Amendment) hereafter mean and refer to “HUMACYTE, INC. (f/k/a Alpha Healthcare Acquisition Corp.)”.  For the avoidance of doubt, all references to “SPAC Parent” in the Loan Documents (whether entered into prior to, on or after the date of this Amendment) mean and refer to “HUMACYTE, INC. (f/k/a Alpha Healthcare Acquisition Corp.)”.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Agent and/or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true, accurate and complete as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Agent on the date hereof are true, accurate and complete and have not been amended, supplemented or restated (except as set forth in such organizational documents) and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or regulation binding on or affecting Borrower, (b) any contractual restriction contained in any material agreement with a Person binding on Borrower, (c) any applicable order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any Governmental Approval from, or filing, recording or registration with, any governmental or public body or authority, or subdivision thereof, binding on Borrower, except (a) those that have already been obtained or made and (b) filings, recordings and registrations contemplated by the Loan Documents; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Ratification of Perfection Certificate.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of the date hereof and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Agent in such Perfection Certificate have not changed, as of the date hereof.

6.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Agent and Lenders of this Amendment by each party hereto, and (b) Borrower’s payment of all Lenders’ Expenses due and owing as of the date hereof, which may be debited from any of Borrower’s accounts at SVB.

8.Miscellaneous.

8.1This Amendment shall constitute a Loan Document under the Loan Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default under the Loan Agreement (subject to certain grace and cure options set forth in Section 8 of the Loan Agreement); and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Agreement and secured by the Collateral.

8.2Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

9.Governing Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

HUMACYTE, INC., f/k/a Alpha Healthcare Acquisition Corp.

By:	/s/ Laura E. Niklason
Name:	Laura E. Niklason
Title:	President and Chief Executive Officer

HUMACYTE GLOBAL, INC., f/k/a Humacyte, Inc.

By:	/s/ Laura E. Niklason
Name:	Laura E. Niklason
Title:	President and Chief Executive Officer

SILICON VALLEY BANK, as Agent

By:	/s/ Scott McCarty
Name:	Scott McCarty
Title:	Director

LENDERS:

SILICON VALLEY BANK, as Lender

By:	/s/ Scott McCarty
Name:	Scott McCarty
Title:	Director

SVB INNOVATION CREDIT FUND VIII, L.P., By: SVB Innovation Credit Partners VIII, LLC, a Delaware limited liability company, its General Partner, as Lender

By:	/s/ Ryan Grammer
Name:	Ryan Grammer
Title:	Senior Managing Director

[Signature Page to Second Amendment to Loan and Security Agreement]